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                                                               EXHIBIT 99.5

                          CONSENT OF DIRECTOR NOMINEE

The Board of Directors
Official Payments Corporation:

   I, Andrew Cohan hereby consent to the use of my name as a Director Nominee in the Form S-1 Registration Statement filed by Official Payments Corporation.

                                                  /s/ Andrew Cohan
                                          -------------------------------------

                                                    Andrew Cohan

October 25, 1999